Catalyst Insider Income Fund

Class A: IIXAX Class C: IIXCX Class I: IIXIX

summary PROSPECTUS

NOVEMBER 1, 2026

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2026 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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FUND SUMMARY: CATALYST INSIDER INCOME FUND

Investment Objective: The Fund’s investment objective is current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 99 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waivers of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%[1]	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.37%	0.37%	0.37%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.38%	2.13%	1.13%
Fee Waiver and/or Expense Reimbursement [3]	(0.37)%	(0.37)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%	1.76%	0.76%

1 The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

2 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), has contractually agreed to waive management fees and/or reimburse expenses of the Fund to the extent necessary to limit the total annual fund operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest, and (b) dividends on securities sold short; taxes; underlying fund expenses; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.00%, 1.75% and 0.75% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2027. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board of Trustees, or upon the termination of the investment advisory agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed), so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived, and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its

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expiration period, October 31, 2027, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$573	$179	$78
3	$856	$631	$322
5	$1,161	$1,110	$586
10	$2,023	$2,433	$1,342

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2026 was 104% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in short-term U.S. corporate bonds issued by companies, including real estate investment trusts (“REITs”), whose executives are purchasing shares of the company’s common stock. The Fund may invest in corporate bonds, including convertible bonds, of any credit quality (including “junk” bonds), effective maturity or average modified duration, but intends to hold a majority of the portfolio in investment grade corporate bonds (rated BBB or higher by S&P Global Ratings or the equivalent by another nationally recognized statistical ratings organization) with an average effective maturity of less than four years and an average duration of less than three and a half years.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider buying activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes has the potential to substantially reduce the likelihood of bankruptcy. The underlying thesis is that corporate insiders know more about the prospects of the company than anybody else and would not take a stake in the equity of their company if the company were in jeopardy of declaring bankruptcy.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size, and other factors to select what the Advisor believes to be the most significant insider buying signals – the signals that are historically associated with companies that have avoided bankruptcy. Corporate bonds meeting the insider activity screen criterion are analyzed and selected in an attempt to establish a portfolio with the target credit quality, duration, maturity, and SEC yield (i.e., the income generated by a bond fund over a 30-day period after accounting for expenses). The Advisor generally intends to hold bonds to maturity, but positions may be sold if insider trading trends reverse in a manner the Advisor believes to be significant, or if the Advisor believes the bonds no longer offer favorable risk-adjusted return potential.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Convertible Securities Risk.  Convertible securities are hybrid securities that have characteristics of both fixed income and equity securities, and are therefore subject to the risks associated with both fixed income and equity securities. The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The market value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Credit Risk. An issuer of a security may fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds,” that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, an increase in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments), and extension risk (the debtor may pay its obligation later than expected). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Interest Rate Risk. Overall bond prices, including the prices of securities held by the Fund, may decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity, and approximately 4.4% for a bond with

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5 years to maturity. Rising interest rates pose a heightened risk to any longer-term fixed income securities held by the Fund.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default, illiquidity of the instrument, and changes in value based on public perception of the issuer. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock or bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, tariffs or trade wars, international conflicts, and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates, and property taxes. In addition, some real estate-related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities.

Sector Exposure Risk. Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Financials Sector Risk. Performance of companies in the financial sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or

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future regulation of any individual financial company, or recent or future regulation of the financial sector as a whole cannot be predicted.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security or group of securities in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Underlying Fund Risk. Because the Fund may invest in other investment companies, including mutual funds, ETFs, closed-end funds or private funds, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the total return of its Class A shares for each of the last ten full calendar years. Class C and Class I shares have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The performance table shows average annual total returns for Class A, Class C and Class I shares and how their average annual returns compare over time with those of a broad-based market index and a supplemental index. Sales charges are reflected in the information shown in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 6.63% (quarter ended June 30, 2020), and the lowest return for a quarter was (5.71)% (quarter ended June 30, 2022). The Class A shares’ year-to-date return as of September 30, 2026 was 1.27%.

Average Annual Total Returns

(for the periods ended December 31, 2025)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	0.22%	1.94%	3.19%
Return After Taxes on Distributions	(1.58)%	0.27%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	0.11%	0.74%	1.85%
Class C
Return Before Taxes	4.45%	2.16%	2.94%
Class I
Return Before Taxes	5.49%	3.20%	3.99%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg US Govt/Credit 1-3 YR TR Index (reflects no deduction for fees, expenses or taxes)	5.35%	1.97%	2.09%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable

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entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Portfolio Managers: David Miller, Chief Investment Officer and Senior Portfolio Manager of the Advisor; Charles Ashley, Portfolio Manager of the Advisor; and Larry Holzenthaler, Jr., Senior Portfolio Manager of the Advisor, serve as the Fund’s portfolio managers. Messrs. Miller, Ashley and Holzenthaler are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2014. Mr. Ashley has served the Fund in this capacity since November 2017. Mr. Holzenthaler has served the Fund in this capacity since August 2026.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, and tax-deferred plans, such as an IRA and 401(k), and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check, wire transfer or ACH.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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